UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

AVROBIO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Broadway

14th Floor

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 914-8420

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVRO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on January 30, 2024, AVROBIO, Inc., a Delaware corporation (“AVRO” or the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among AVRO, Alpine Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of AVRO (“Merger Sub”), and Tectonic Therapeutic, Inc., a Delaware corporation (“Tectonic”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Tectonic (the “Merger”), with Tectonic continuing as a wholly owned subsidiary of AVRO and the surviving corporation of the Merger.

Item 5.07	Submission of Matters to a Vote of Security Holders

In connection with the Merger, AVRO held a special meeting of its stockholders on June 11, 2024 (the “Special Meeting”), at which the Company’s stockholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2024 (as amended or supplemented thereafter) (the “Proxy Statement”) and first mailed to the Company’s stockholders on May 3, 2024. The final voting results regarding each proposal are set forth below. There were 44,887,995 shares of the Company’s common stock outstanding and entitled to vote on April 29, 2024, the record date for the Special Meeting, and 32,156,750 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. Approval of (i) the issuance of shares of AVRO common stock, which will represent more than 20% of the shares of AVRO common stock outstanding immediately prior to the Merger, to stockholders of Tectonic pursuant to the terms of the Merger Agreement and (ii) the change of control of AVRO resulting from the Merger pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively (the “Nasdaq Stock Issuance Proposal” or “Proposal No. 1”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
30,233,557	1,899,576	23,617	0

Proposal No. 2. Approval of an amendment to AVRO’s fourth amended and restated certificate of incorporation (the “AVRO charter”) to (i) effect a reverse stock split of AVRO’s issued and outstanding common stock at a ratio in the range between 1:3 and 1:30, inclusive, with the final ratio and effectiveness of such amendment and the abandonment of such amendment to be mutually agreed by the board of directors of AVRO and the board of directors of Tectonic prior to the effective time or, if the Nasdaq Stock Issuance Proposal is not approved by AVRO stockholders, determined solely by the board of directors of AVRO (the “Reverse Stock Split Proposal” or “Proposal No. 2”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
29,802,382	2,181,632	172,736	0

Proposal No. 3. Approval of an amendment to the AVRO charter to provide for the exculpation of officers (the “Officer Exculpation Proposal” or “Proposal No. 3”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
29,823,229	2,113,853	219,668	0

Proposal No. 4. Approval of the Tectonic 2024 Equity Incentive Plan, which will become effective as of and contingent on the completion of the Merger (the “Incentive Plan Proposal” or “Proposal No. 4”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
25,325,215	6,747,913	83,622	0

Proposal No. 5. Approval of the Tectonic 2024 Employee Stock Purchase Plan, which will become effective as of and contingent on the completion of the Merger (the “ESPP Proposal” or “Proposal No. 5”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
27,217,723	4,710,762	228,265	0

Proposal No. 6. Approval of, on a non-binding advisory vote basis, compensation that will or may become payable by AVRO to its named executive officers in connection with the Merger (the “Executive Compensation Arrangements Proposal” or “Proposal No. 6”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
29,551,916	2,530,022	74,812	0

Proposal No. 7. Approval of an adjournment of the AVRO special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and/or Proposal No. 2.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
29,507,304	2,495,947	153,499	0

At the Special Meeting, (i) Proposal No. 1 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Company’s common stock at the Special Meeting, (ii) Proposal No. 2 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Company’s common stock at the Special Meeting, (iii) Proposal No. 3 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Company’s common stock at the Special Meeting, (iv) Proposal No. 4 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Company’s common stock at the Special Meeting; (v) Proposal No. 5 was approved by the affirmative vote of a majority of the votes properly cast by the holders of the Company’s common stock at the Special Meeting, and (vi) Proposal No. 6 was approved by the affirmative vote of a majority of the votes properly cast by the holders of the Company’s common stock at the Special Meeting. Although Proposal No. 7 was approved, adjournment of the Special Meeting was not necessary or appropriate because the stockholders approved Proposal No. 1 and Proposal No. 2.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the Merger; the combined company’s listing on Nasdaq after the closing of the proposed Merger (the “Closing”); expectations regarding the ownership structure of the combined company; the anticipated timing of the Closing; the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of private placement financings, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; each company’s and the combined company’s expected cash position at the Closing and cash runway of the combined company following the Merger and private financing; the future operations of the combined company, including commercialization activities, timing of launch, buildout of commercial infrastructure; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company,; the location of the combined company’s corporate headquarters; anticipated clinical drug development activities and related timelines; and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K and the exhibits filed or furnished herewith are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting AVRO, Tectonic, the Merger or the private placement financings will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond AVRO’s control. AVRO’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to the risk that the conditions to the Closing are not satisfied. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in AVRO’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 14, 2024, as well as the final prospectus on Form 424(b)(3) filed with the SEC on May 3, 2024, and in other filings that AVRO makes and will make with the SEC in connection with the proposed Merger. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. AVRO expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K and the exhibits filed or furnished herewith do not purport to summarize all of the conditions, risks and other attributes of an investment in AVRO or Tectonic.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVROBIO, Inc.

Date: June 11, 2024	By: /s/ Erik Ostrowski
Erik Ostrowski President, Interim Chief Executive Officer, Chief Financial Officer and Treasurer